Exhibit 10.19

EXECUTION COPY

AMENDMENT NO. 1 TO

SUBSCRIPTION AND COMMITMENT AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of July 13, 2018, (the “Effective Date”), to the Subscription and Commitment Agreement, dated as of December 19, 2017, by and among Oi S.A. – In Judicial Reorganization (the “Company”) and the other parties thereto (as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Original Agreement”), is entered into by and among the Company and the other parties hereto pursuant to and in accordance with Section 13 of the Original Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

WHEREAS, the original investor parties to the Original Agreement (the “Original Investors”) and the Debtors desire for each of the undersigned new investors (each, a “New Investor” and together, the “New Investors”) to become Investors;

WHEREAS, the Debtors executing this Amendment are all of the Debtors;

WHEREAS, the Investors executing this Amendment include all of the Original Investors and together with the New Investors are all of the Investors;

WHEREAS, by entering onto this Amendment, the New Investors desire to and agree to become Investors;

WHEREAS, each New Investor agrees that, as a consequence of becoming New Investors, they will become bound by the terms and conditions of the Original Agreement (and/or any transactions contemplated by the Original Agreement), as such Original Agreement is amended by this Amendment (including without limitation any transactions contemplated hereby);

WHEREAS, the parties to the Original Agreement by email agreements (the “Prior Amendments”), amended the date set forth in Section 12(c)(ii) of the Original Agreement from February 28, 2018 to May 31, 2018;

WHEREAS, the Company and the other parties hereto desire to enter this Amendment and amend certain terms of the Original Agreement in the manner set forth herein; and

WHEREAS, the Debtors and Original Investors (in accordance with and subject to Section 13 of the Original Agreement) and the New Investors have duly authorized and approved this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendment.

(a)    Subject to Section 1(g) of this Amendment, each reference in the Original Agreement to “Investor” shall be read as and shall be deemed to mean and reference (i) the Original Investors and (ii) the New Investors. For the avoidance of doubt, each signatory of the Original Agreement shall be considered an Investor, including funds and accounts that appear or are referenced in the Investor’s signature pages but are not specifically referenced on Schedule 1 of this Amendment.

(b)    The parties hereto acknowledge and agree that Schedule 1 of the Original Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1 of this Amendment.

(c)    Subject to Section 1(g) of this Amendment, each New Investor hereby agrees as an Investor to be bound by each of the covenants of an Investor set forth in the Original Agreement.

(d)     Each New Investor hereby represents, warrants and covenants, severally and not jointly with respect to itself, to each other party hereto, as of the Effective Date and as of the Closing Date, as follows:

(i)

it is validly existing and in good standing under the laws of the state or country of its organization, and each of this Amendment and the SRC Agreement is the legally valid and binding obligation of such party, enforceable against it in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity);

(ii)

it has all requisite corporate, partnership, limited liability company or similar authority to execute this Amendment and to be bound by the terms of the SRC Agreement and carry out the transactions contemplated herein and in the SRC Agreement and in the Agreed Plan and perform its obligations herein and in the SRC Agreement and in the Agreed Plan, and the execution and delivery of this Amendment and the performance of such party’s obligations hereunder and under the SRC Agreement and under the Agreed Plan have been duly authorized by all necessary corporate, partnership, limited liability company or other similar action on its part;

(iii)

except as expressly provided in this Amendment, the SRC Agreement or the Agreed Plan, no consent or approval is required by any other person or entity to carry out the transactions contemplated by, and perform their respective obligations under, this Amendment, the Agreed Plan and the SRC Agreement, except (1) potential approvals by ANATEL and CADE, (2) if and to the extent required under applicable securities laws, the declaration that the Rights Registration Statement is effective by the SEC, (3) such additional steps as may be necessary to qualify the Offered Shares for public offering by the Company under the state securities or blue sky laws of any state in the United States in which the Offered Shares are offered, and (4) such additional steps as may be necessary to qualify the Offered Shares for public offering by the Company under the securities laws of any jurisdiction other than Brazil and the United States in which the Offered Shares are offered; and

(iv)

there are no side letters, agreements or arrangements among any Debtors, any Investors or other holder of Bonds (i) relating to the sale or purchase of any securities of a Debtor, the incurrence of debt of a Debtor or any backstop commitment agreement other than this Amendment, the SRC Agreement and the Agreed Plan; or (ii) that could adversely affect any Investor’s rights under this Amendment, the SRC Agreement or the Agreed Plan.

(e)     Each New Investor hereby represents, warrants and covenants, severally and not jointly and solely with respect to itself, to each other party hereto that the following statements are true, correct and complete as of the Effective Date and as of the Closing Date:

(i)

it has uncalled capital commitments or otherwise has available funds in excess of the sum of its Commitment hereunder plus the aggregate amount of all other commitments and obligations it currently has standing; and

(ii)

it (A) has knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Amendment and being bound by terms of the SRC Agreement (as amended, restated or otherwise modified by this Amendment) and of making an informed investment decision, and has conducted an independent review and analysis of the business and affairs of the Debtors that it considers sufficient and reasonable for purposes of entering into this Amendment and being bound by terms of the SRC Agreement (as amended, restated or otherwise modified by this Amendment), and (B) either is a “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act) or is not a U.S. person (as defined in Regulation S promulgated under the Securities Act).

(f)     Each reference to the “SRC Agreement” in Section 1(d) and Section 1(e) of this Amendment shall be deemed to refer to the Original Agreement as amended, restated or otherwise modified by this Amendment.

(g)     Notwithstanding anything to the contrary in this Amendment or the Original Agreement, the terms of Section 11 of the Original Agreement shall be deemed to have no force or effect with respect to the New Investors, and all rights and obligations, if any, of the New Investors in respect of Section 11 of the Original Agreement are hereby waived. No Debtor shall have any liabilities or obligations to the New Investors under, pursuant to or in respect of Section 11 of the Original Agreement. For the avoidance of doubt, the New Investors are not entitled to all or any portion of (or any reimbursement for) Past Payments, Interim Statement Payments, Success Fee Payments or any other payments contemplated by Section 11 of the Original Agreement.

(h)     Each New Investor hereby agrees, solely on behalf of itself and its respective Affiliates, to withdraw any pending motion, appeal or other pleading challenging or contesting in any way the Original Agreement (and/or the transactions contemplated thereby) (each, a “Pending Claim”), and agrees, consistent with Section 7(b)(iv) of the Original Agreement, to take all actions necessary in furtherance of the consummation of the Agreed Plan and the Rights Offering in accordance with, the Original Agreement and/or this Amendment. Consistent with the foregoing, simultaneously with the execution of this Amendment, (i) in the case of Marble Ridge Master Fund LP (“Marble Ridge”), Marble Ridge has signed and delivered to the Original Investors a withdrawal motion of appeal nº 0028111-62.2018.8.19.0000, and (ii) in the case of Burlington Loan Management Designated Activity Company (“Burlington”), Burlington has signed and delivered to the Original Investors a withdrawal motion of nº 0022265-64.2018.8.19.0000 solely to the extent that such appeal relates to Burlington. Each of Marble Ridge and Burlington, individually and not jointly, is obligated to file its respective motion with the relevant court within two (2) Business Days after execution of this Amendment by all parties hereto. Each New Investor, individually and not jointly, hereby (x) waives and releases all rights, obligations, claims, demands and causes of action of any kind whatsoever that such New Investor ever had, now has or may hereafter have under, pursuant to, based upon, arising out of or related to the Pending Claims, whether arising before, on or after the date hereof and (y) agrees not to bring any claims, demands or causes of action of any kind whatsoever with respect to the rights, obligations, claims, demands and causes of action so waived or released; provided, that the foregoing waivers, releases and agreements set forth in the foregoing clauses (x) and (y) shall not impact or have any effect upon the rights and obligations of the New Investors pursuant to and in accordance with the terms of the Original Agreement and/or this Amendment. Each New Investor will sign such other documents and take such other actions as may be reasonably necessary or desirable to give full effect to, and/or further effect and evidence, the withdrawals, waivers and releases contemplated by this Section 1(h). If the Pending Claims, as pursued by any entity that is not an Affiliate of the New Investors, result in amendments, waivers or modifications to the Original Agreement and/or this Amendment, then any such further amendments, waivers or modifications shall be applied in the same manner to all Investors notwithstanding the waivers, releases, agreements and withdrawals provided for in this Section 1(h). The Debtors and the Original Investors agree to withdraw any and not bring any claims, demands or causes of action of any kind whatsoever with respect to any Pending Claims of a New Investor and agree to sign such documents and take such action as may be necessary or desirable to give full effect to, and/or further effect and evidence the foregoing.

(i)     Each of the parties hereto (each, an “Applicable Party”) hereby represents, warrants and covenants, severally and not jointly and solely with respect to itself, to each other party hereto that: (a) such Applicable Party has all requisite corporate, partnership, limited liability company or similar authority to approve and execute this Amendment and carry out the transactions contemplated herein and perform its obligations hereunder and under the SRC Agreement, and (b) such Applicable Party’s execution and delivery of this Amendment and the performance of such Applicable Party’s obligations hereunder and under the SRC Agreement have been duly authorized and approved by all necessary corporate, partnership, limited liability company or other similar action on its part. Each of the Debtors and the Original Investors hereby represents, warrants and covenants, severally and not jointly and solely with respect to itself, to each other party hereto that there have not been any amendments, modifications or waivers to the Original Agreement other than the Prior Amendments. The Debtors hereby represent, warrant and covenant to each other party hereto that (i) any necessary approvals from the Reorganization Court with respect to carrying out the transactions contemplated by, and performing their obligations under, the Original Agreement and this Amendment have been obtained, and (ii) with the exception of this Amendment, the Original Agreement, the Agreed Plan and certain agreements with respect to (a) reimbursement of fees under Section 11 of the Original Agreement, and (b) recognition and enforcement of the Original Agreement, there are no side letters, agreements or arrangements among any Debtors, any Investors or other holder of Bonds (x) relating to the sale or purchase of any securities of a Debtor, or any backstop commitment agreement; or (y) that relates to the incurrence of debt of a Debtor or otherwise, in each case, that could adversely affect any of the New Investor’s rights under this Amendment, the Original Agreement or the Agreed Plan. The Debtors agree to file, or cause to be filed, a copy of this Amendment in the Reorganization Proceedings within two (2) Business Days following the execution of this Amendment by all parties hereto.

(j)     In addition to the parties listed in Section 16(b) of the Original Agreement, copies of all notices to Burlington should be sent as follows:

FRESHFIELDS BRUCKHAUS DERRINGER US LLP
601 Lexington Avenue
New York, New York 10022
Attn: Scott D. Talmadge
Shannon Leitner
Email: scott.talmadge@freshfields.com shannon.leitner@freshfields.com

(h)     In addition to the parties listed in Section 16(b) of the Original Agreement, copies of all notices to Marble Ridge should be sent as follows:

GRAÇA COUTO, SEQUERRA, LEVITINAS, BICUDO, LEAL & ABBY ADVOGADOS
Praça Santos Dumont nº 70, 1º andar, Gávea
Rio de Janeiro, RJ, 22470-060
Attn: Marcelo Levitinas
Pedro Corrêa e Castro
Email: mlevitinas@gcouto.com.br pcastro@gcouto.com.br

2.

Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties hereto and delivered to each other party hereto (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart. This Amendment shall become effective upon the execution hereof by all parties hereto; provided that, upon execution hereof by all parties hereto, this Amendment shall be deemed effective as of the Effective Date.

3.

Governing Law. This Amendment and any claim, controversy or dispute arising under or related to this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the “choice of law” principles of that or any other jurisdiction. All actions and claims arising out of or relating to this Amendment shall be heard and determined in any New York federal or state court sitting in the Borough of Manhattan in the City of New York (such courts, and any of the appropriate appellate courts therefrom the “Chosen Courts”). Consistent with the preceding sentence, the parties to this Amendment hereby (a) irrevocably submit to the exclusive jurisdiction of the Chosen Courts, provided, that, the Investors shall have the right to bring any claim against Oi in the courts of Brazil that shall have jurisdiction with respect to Oi (as discussed in Section 14 (Specific Performance) of the Original Agreement), (b) waive any objection to laying venue any such action or proceeding in the Chosen Courts, and (c) waive any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. Without limiting the foregoing, each party hereto agrees that service of process on such party as provided by the notice provisions in Section 16 of the Original Agreement shall be deemed effective service of process on such party.

4.

No Other Amendments. Except as expressly amended hereby, the Original Agreement is hereby ratified and reaffirmed in all respects and shall continue in full force and effect (including without limitation all rights and powers of the Original Investors as set out in Section 11 of the Original Agreement). This Amendment and the Original Agreement shall hereafter be read and construed together as a single document. Each reference in the Original Agreement to “this Agreement,” “this SRC Agreement”, “hereunder,” “hereof,” “herein” or words of like import referring to the Original Agreement shall be read as and be deemed to mean and reference the Original Agreement as amended, restated or otherwise modified by this Amendment.

*    *    *    *    *

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 to the Subscription and Commitment Agreement as of the Effective Date.

OI S.A.—UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

TELEMAR NORTE LESTE S.A.—UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

OI MÓVEL S.A.—UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

COPART 4 PARTICIPAÇÕES S.A.—UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

COPART 5 PARTICIPAÇÕES S.A.— UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

PORTUGAL TELECOM INTERNATIONAL FINANCE B.V.— UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

OI BRASIL HOLDINGS COÖPERATIEF U.A.—UNDER JUDICIAL REORGANIZATION

By:	/S/ CARLOS AUGUSTO M.P. DE A. BRANDÃO
Name:	Carlos Augusto M.P. de A. Brandão
Title:	Chief Financial Officer and Investor Relations Officer

WITNESSES:

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

BENEFIT STREET PARTNERS L.L.C. 9 WEST 57TH STREET NEW YORK, NEW YORK 10019

By:	/S/ ALEXANDER MCMILLAN
Name:	A. Mcmillan
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

PF FUND LIMITED PARTNERSHIP

By:	251854 ONTARIO LIMITED, ITS GENERAL PARTNER

By:	/S/ A.J. SILBER
Name:	A.J. Silber
Title:	Vice-President

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 to the Subscription and Commitment Agreement as of the Effective Date.

JH CREDIT, L.L.C., as Investor

By:	/S/ SUSANNE V. CLARK
Name:	Susanne V. Clark
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

BROOKFIELD CREDIT OPPORTUNITIES MASTER FUND, L.P.

By:	BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CREDIT), LLC, ITS INVESTMENT MANAGER

By:	/S/ ANTHONY BAVARO
Name:	Anthony Bavaro
Title:	Vice President

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

CHARCOAL CRUX 4, L.L.C.

By:	KING STREET CAPITAL MANAGEMENT, L.P., ITS MANAGER

By:	KING STREET CAPITAL MANAGEMENT GP, L.L.C., ITS GENERAL MANAGER

By:	/S/ BRUCE S. DARRINGER
Name:	Bruce S. Darringer
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

REDWOOD CAPITAL MASTER FUND, LTD.

By:	REDWOOD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/S/ RUBEN KLIKSBERG
Name:	Ruben Kliksberg
Title:	Co-Chief Executive Officer

REDWOOD DRAWDOWN MASTER FUND, L.P.

By:	REDWOOD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/S/ RUBEN KLIKSBERG
Name:	Ruben Kliksberg
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

GOLDENTREE ASSET MANAGEMENT LP,

Not on its own but on behalf of some of the funds and accounts for which it serves as investment manager, which are listed below

By:	/S/PETER ALDERMAN
Name:	Peter Alderman
Title:	Vice President

Golden Tree Credit Opportunities Master Fund Ltd.

Golden Tree Distressed Master Fund 2014 Ltd.

Golden Tree Distressed Fund 2014 LP

Golden Tree E Distressed Debt Master Fund II LP

Golden Tree E Distressed Debt Fund II LP

Golden Tree Entrust Master Fund SPC on behalf of and for the account of Segregated Portfolio I

Golden Tree Master Fund, Ltd.

GN3 SIP Limited

GN3 SIP L.P.

Golden Tree Insurance Fund Series Interests of the SAL! Multi-Series Fund, L.P.

Golden Tree NJ Distressed Fund 2015 LP

GT NM, L.P.

Louisiana State Employees Retirement System

Gold Coast Capital Subsidiary X Limited

Golden Tree High Yield Value Master Unit Trust

MA Multi-Sector Opportunistic Fund, LP

Golden Tree Multi-Sector Master Fund I CAV- Golden Tree Multi-Sector Master Fund Portfolio A

Century Link, Inc. Defined Benefit Master Trust

Golden Tree High Yield Value Fund Offshore (Strategic), Ltd.

Credit Fund Golden Ltd

High Yield And Bank Loan Series Trust

Rock Bluff High Yield Partnership, L.P.

Guadalupe Fund, LP

Kapitalforeningen Unipension Invest, High Yield Obligationer

Golden Tree Multi-Sector Fund Offshore ERISA, Ltd.

Healthcare Employees’ Pension Plan- Manitoba

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 to the Subscription and Commitment Agreement as of the Effective Date.

Solus Alternative Management LP, on behalf of funds managed thereby, as Investor

By:	/S/ C.J. LANKTREE
Name:	C.J. Lanktree
Title:	Partner

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 to the Subscription and Commitment Agreement as of the Effective Date.

TRINITY INVESTMENTS DESIGNATE ACTIVITY COMPANY, as Investor

By:	/S/ DAVID ALHADEFF
Name:	David Alhadeff
Title:	Attorney

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

SYZYGY CAPITAL MANAGEMENT, LTD.

By:	/S/ DAN GROPPER
Name:	Dan Gropper
Title:	Managing Director

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

CANYON CAPITAL ADVISORS LLC, on behalf of its participating clients

By:	/S/ JONATHAN M. KAPLAN
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

CITADEL EQUITY FUND LTD BY CITADEL ADVISORS LLC AS ITS PORTFOLIO MANAGER

By:	/S/ GERALD A. BEESON
Name:	Gerald A. Beeson
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

YORK CAPITAL MANAGEMENT GLOBAL ADVISORS LLC, ON BEHALF OF FUNDS AND/OR ACCOUNTS MANAGED AND/OR ADVISED BY IT AND/OR ITS AFFILIATES

By:	/S/ JOHN FOSINA
Name:	John Fosina
Title:	CFO

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

BENNETT RESTRUCTURING FUND, L.P.

By:	RESTRUCTURING CAPITAL ASSOCIATES, L.P., ITS GENERAL PARTNER

By:	BENNETT CAPITAL CORPORATION, ITS GENERAL PARTNER

By:	/S/ JAMES D. BENNETT
Name:	James D. Bennett
Title:	President

BENNETT OFFSHORE RESTRUCTURING FUND, INC.

By:	BENNETT OFFSHORE INVESTMENT CORPORATION, ITS INVESTMENT MANAGER

By:	/S/ JAMES D. BENNETT
Name:	James D. Bennett
Title:	President

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

CVI EMCVF Lux Securities Trading S.a.r.l. By: CarVal Investors, LLC Its Attorney-in-Fact

By:	/S/ JEREMIAH GERHARDSON
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

EOC Lux Securities S.a.r.l. By: CarVal Investors, LLC Its Attorney-in-Fact

By:	/S/ JEREMIAH GERHARDSON
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

KNIGHTHEAD MASTER FUND, L.P. BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/S/ LAURA TORRADO
Name:	Laura Torrado
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

KNIGHTHEAD (NY) FUND, L.P. BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/S/LAURA TORRADO
Name:	Laura Torrado
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

KNIGHTHEAD ANNUITY & LIFE ASSURANCE COMPANY BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/S/ LAURA TORRADO
Name:	Laura Torrado
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

MARBLE RIDGE MASTER FUND LP

By:	MARBLE RIDGE CAPITAL GP LLC, ITS GENERAL PARTNER

By:	/S/ DAN KAMENSKY
Name:	Dan Kamensky
Title:	Managing Partner

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

BURLINGTON LOAN MANAGEMENT DESIGNATED ACTIVITY COMPANY

By:	/S/ CHRISTIAN CURRIVAN
Name:	Christian Currivan
Title:	Director

[Signature Page to Amendment No. 1 to Subscription and Commitment Agreement]

Schedule 1

Commitment Schedule

See attached.

Schedule 1—Commitment Schedule

Entity[1]	Commitment Percentage	BRL Commitment
Benefit Street Partners LLC (not on its own but as investment manager to certain investing funds)	3.63%	BRL 145,008,837.42
Brookfield Asset Management (not on its own but on behalf of PF Fund Limited Partnership and Brookfield Credit Opportunities Master Fund L.P.)	9.24%	BRL 369,564,168.87
GoldenTree Asset Management LP (not on its own but on behalf of some of the funds and accounts for which it serves as Investment Manager listed on its signature page)	19.22%	BRL 768,711,412.91
Charcoal Crux 4, L.L.C.	3.77%	BRL 150,905,646.29
Redwood Capital Management LLC (not on its own but on behalf of the funds listed on its signature page)	1.33%	BRL 53,399,357.45
Syzygy Capital Management, Ltd.	0.83%	BRL 33,333,333.33
Bennett Restructuring Fund L.P. and Bennett Offshore Restructuring Fund, Inc.	1.63%	BRL 65,078,176.92
Canyon Capital Advisors LLC (on behalf of participating clients)	10.38%	BRL 415,333,136.60
CVI EMCVF Lux Securities Trading S.a.r.l.	0.63%	BRL 25,066,988.51
EOC Lux Securities S.a.r.l.	0.56%	BRL 22,236,531.95
Citadel Equity Fund Limited	5.25%	BRL 210,022,461.04
Knighthead Capital Management, LLC (solely on behalf of certain funds and accounts it manages and/or advises)	3.64%	BRL 145,400,165.33
York Capital Management Global Advisors LLC (on behalf of funds and/or accounts managed and/or advised by it and/or its affiliates)	18.25%	BRL 730,118,178.41
Trinity Investments Designated Activity Company	2.82%	BRL 112,943,829.71
JH Credit, L.L.C.	2.45%	BRL 97,984,919.76
Solus Alternative Asset Management LP (on behalf of funds managed thereby)	13.33%	BRL 533,252,783.21
Burlington Loan Management Designated Activity Company	2.77%	BRL 110,862,669.69
Marble Ridge Capital LLC	0.27%	BRL 10,777,402.61

Total	100.00%	BRL 4,000,000,000.00

[1]	Where applicable, allocations among the funds or accounts referenced or listed herein or on the applicable signature pages shall be determined at a later date.